IGI Laboratories, Inc.
Investor Presentation

July 2012

Charles Moore, President and CEO
Jenniffer Collins, Chief Financial Officer

Safe Harbor Statement

Except for historical facts, the statements in this presentation, as well as oral statements or other written statements made or to be made by IGI Laboratories, Inc., are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. For example, statements about the Company's anticipated growth and future operations, the current or expected market size for its products, the success of current or future product offerings, the research and development efforts and the Company's ability to file for and obtain U.S. Food and Drug Administration (FDA) approvals for future products, are forward-looking statements.

Forward-looking statements are merely the Company's current predictions of future events. The statements are inherently uncertain, and actual results could differ materially from the statements made herein. There is no assurance that the Company will achieve the sales levels that will make its operations profitable or that FDA filings and approvals will be completed and obtained as anticipated. For a description of additional risks, and uncertainties, please refer to the Company's filings with the Securities and Exchange Commission, including its latest Annual Report on Form 10–K and its latest Quarterly Report on Form 10-Q. The Company assumes no obligation to update its forward-looking statements to reflect new information and developments.

Company Overview

- Our mission – to be a leading developer and manufacturer of generic topical prescription drug products
- Dermatology focus
  - Pharmaceutical, OTC, cosmetics and skin care
  - "Niche" $3 billion sub market of the overall pharmaceutical market
  - Only three major players, due to more significant barriers to entry than traditional tabs and capsules market
- Contract Services
  - Contract formulation and manufacturing
    - Business has doubled in the past 2 years
- Generic drug business
  - 8 ANDA's on file at FDA
  - Company expects to file 4 to 6 ANDA's every 12 months

IGI LABORATORIES

Key Facts

Listed on AMEX	Symbol - IG
FDA Registered Manufacturing 23K Sq Ft Facility	Buena, NJ
Stock Price (6/1/12) || 52-Week Range	$1.02 || $0.85 – 1.34
Shares Outstanding, as converted (4/25/12)	42.5 million
Market Capitalization	$43.3 million
Volume (daily 90-day average)	6,250
Debt (3/31/12)	$500,000
Cash (3/31/12)	$2.2 million
Revenue (TTM at March 31, 2012)	$8.1 million
Insider Ownership	46%
Institutional Ownership Shares	3%
Full-time Employees	39
Fiscal Year	December 31st
Accounting Firm	EisnerAmper, LLP

Management Team

Charlie Moore, President and CEO	25+ yrs at Altana, (later Nycomed), filed 50 ANDAs in 10 years
Jenniffer Collins, CFO	20+ yrs of accounting, finance, including PriceWaterhouseCoopers
Nadya Lawrence, Exec. VP of Sales and Marketing	15+ yrs at IGI, Inc. VP of Operations
David Pearce, Contracted Head of Formulations	20+ yrs. Inc Altana working with C Moore filing 50 ANDAs in 10 yrs
Bruce Epley, Director of Operations	20+ yrs Inc Johnson Matthey, Miza Pharmaceuticals and Seigfried Chemicals
Fred Weiss, Director of Quality	25+ yrs inc Medicia, Schering-Plough, and Carter Wallace

The Prescription Topical Generic Opportunity

- Topicals are a “niche” higher margin market with barriers to entry:
  - Cost of Bioequivalence
  - API Availability
  - Formulation Challenges
- Total US Topical Market 2011: ~$11 Billion
- Concentrated Markets with less competition than traditional tabs and capsules market
  - Three players dominate the generic space
  - Generic Topical Market in 2011 ~$3 Billion
- IGI Core Competencies
  - Management team and formulators have previously developed 50 ANDA topical products
  - FDA/cGMP facility
  - Formulation and Manufacturing capabilities

IGI in the Pharmaceutical Market

- Three Pathways:
- Developing our own ANDAs
  - 8 applications submitted
  - Expect to submit 4 to 6 ANDAs with the FDA each year
  - First two approvals anticipated in the next 6 to 9 months
- Authorized Generics
  - IGI has been granted marketing rights to authorized generic products
- Contract Services
  - IGI provides formulation services to customers seeking expertise in developing topical products, from concept through regulatory approval
  - Currently working with 5 pharmaceutical customers
    - Represents 10 NDA/ANDA projects
    - IGI will be the listed manufacturing site

IGI's ANDA Pipeline
Targeting Markets With Sales Over $200M

- **8 applications currently submitted**
  - Total Market Size of approximately $80 Million based on 2011 IMS data
- **Another 6 ANDAs currently under development, expected late 2012 and 2013 submission**
  - Total Market Size of approximately $120 Million based on 2011 IMS data
- **Expect to file 4 to 6 ANDA's annually**
- **First two approvals anticipated in the next 6 to 9 months**

Built The Foundation for Sustainable Growth

- Stabilized the Contract Services Business
  - Transformed business to generate cash flow to fund our development efforts
  - Created significant operating leverage
  - Improved margins with the addition of more pharmaceutical customers

- Expanded Product Development Capabilities

- Added New Pharmaceutical Customers

- Invested in Quality - Successful Pre-Approval Inspection- Feb, 2012 (No 483's)

Stabilized Contract Services

Contract Formulation



PD Revenue ($000)
1000
800
600
400
200
0
2009
2010
2011

- Developed more than 20 customer formulations in 2011
- Grown from 1 formulator to 4
- Grown from 2 analytical chemists to 5
- Team is responsible for developing customer formulations and IGI's ANDAs

Contract Manufacturing



Sales ($Million)
10
8
6
4
2
0
2009
2010
2011

- Sales doubled from 2009 to 2011
- Signed a 3 year contract extension with largest customer in December 2011
- Signed a long-term supply agreement with 2nd largest customer in December 2011
- Added 6 new contract customers since 2010

Our Facilities

- FDA registered, cGMP compliant manufacturing site
- Manufacturing capabilities for topical prescription, OTC and cosmetic products
  - Liquids- Creams- Lotions- Gels- Ointments
- Full service analytical laboratories, including microbiology
- Proprietary encapsulation technology
- We currently operate a single shift in both compounding and packaging at only 70% capacity

Balance Sheet

Balance Sheet			
Balance Sheet as of:			
	Dec-31-2010	**Dec-31-2011**	**Mar-31-2012**
Currency	***USD***	***USD***	***USD***
ASSETS			
Total Cash & ST Investments	**5.116**	**2.914**	**2.188**
Accounts Receivable	0.815	1.208	1.567
Other Receivables	0.234	0.239	0.009
Total Receivables	**1.049**	**1.447**	**1.576**
Inventory	0.816	1.195	1.199
Prepaid Exp.	0.19	0.13	0.252
Other Current Assets	-	-	-
Total Current Assets	**7.171**	**5.686**	**5.215**
Gross Property, Plant & Equipment	6.456	6.806	-
Accumulated Depreciation	(3.687)	(4.006)	-
Net Property, Plant & Equipment	**2.769**	**2.8**	**2.886**
Other Intangibles	0.5	0.4	0.375
Deferred Charges, LT	0.8	0.639	0.599
Other Long-Term Assets	0.111	0.111	0.229
Total Assets	**11.351**	**9.636**	**9.304**
Accounts Payable	0.341	0.629	0.833
Unearned Revenue	0.029	0.025	0.023
Current Liabilities	**0.907**	**1.316**	**1.618**
Long-Term Liabilities	0.097	0.555	0.57
Total Liabilities	**1.004**	**1.871**	**2.188**
Total Equity	**10.347**	**7.765**	**7.116**
Total Liabilities And Equity	**11.351**	**9.636**	**9.304**

Income Statement

LABORATORIES

Income Statement							
(in $USD, millions)	12 months Dec-31-2010	3 months Q1 Mar-31-2011	3 months Q2 Jun-30-2011	3 months Q3 Sep-30-2011	3 months Q4 Dec-31-2011	12 months Dec-31-2011	3 months Q1 Mar-31-2012
Revenue	6.077	1.574	2.014	2.087	2.082	7.75	1.832
Other Revenue	0.017	-	0.01	0.026	0.013	0.056	-
Total Revenue	**6.094**	**1.574**	**2.024**	**2.113**	**2.095**	**7.806**	**1.832**
Cost Of Goods Sold	4.989	1.241	1.393	1.479	1.433	5.546	1.366
Gross Profit	**1.105**	**0.333**	**0.631**	**0.634**	**0.662**	**2.26**	**0.466**
Selling General & Admin Exp.	3.226	0.933	0.758	0.609	0.778	3.078	0.659
R & D Exp.	1.51	0.379	0.752	0.442	0.578	2.151	0.471
Other Operating Exp.	**4.736**	**1.312**	**1.51**	**1.051**	**1.356**	**5.229**	**1.13**
Operating Income	**(3.631)**	**(0.979)**	**(0.879)**	**(0.417)**	**(0.694)**	**(2.969)**	**(0.664)**
Interest Expense	(0.01)	(0.061)	(0.072)	(0.072)	(0.073)	(0.281)	(0.071)
Interest and Invest. Income	0.001	0.006	0.004	0.002	0.004	0.017	-
Net Interest Exp.	**(0.009)**	**(0.055)**	**(0.068)**	**(0.07)**	**(0.069)**	**(0.264)**	**(0.071)**
Income Tax Expense	(0.217)	-	-	-	(0.226)	(0.226)	-
Net Income to Company	**(3.423)**	**(1.034)**	**(0.947)**	**(0.487)**	**(0.539)**	**(3.007)**	**(0.735)**

Investor Highlight Summary

- More than doubled top line revenue in 2 years
- Improved margins 10 basis points from 2010 to 2011 , and trend will continue with the manufacturing of more and more pharmaceutical products
- We have stream lined our operations, and the contract services business is now profitable, which provides funding for R&D
- Filed 8 ANDAs with the FDA in just over 2 years
- On track to file another 3 ANDAs in 2012
- Market for our current ANDA pipeline is over $200 million, based on 2011 IMS data
- Our first anticipated FDA generic drug approvals in next 6 to 9 months, could more than double 2012 top line revenue
- Expect to file 4 to 6 ANDAs per year into the foreseeable future